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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 26, 2002
                        (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and
      Servicing Agreement, dated as of November 1, 2002, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2002-8, Mortgage
                   Pass-Through Certificates, Series 2002-8).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                   333-100663               75-2808384
   (State of Incorporation)      (Commission File No.)      (I.R.S. Employer
                                                           Identification No.)


              4000 Horizon Way
                Irving, Texas                                      75063
  (Address of Principal executive offices)                      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.

       Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002, and the related Prospectus Supplement, dated November 25, 2002 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on November 27, 2002, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2002-8 (the "Offered Securities").

       Pursuant to a Mortgage Loan Purchase Agreement dated as of November 26, 2002 (the "MLPA"), by and between First Horizon Home Loan Corporation ("FHHLC") and the Registrant, FHHLC sold a pool of conventional, fixed rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to the Registrant. A copy of the MLPA is filed herewith as Exhibit 10.1.

       On November 26, 2002, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of November 1, 2002 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

       The Offered Securities, having an aggregate principal balance of approximately $497,550,522 have been sold by the Registrant to UBS Warburg LLC ("UBS") pursuant to an Underwriting Agreement dated as of July 24, 2002 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of November 25, 2002, each by and among UBS, the Registrant and FHHLC. The Underwriting Agreement has been previously filed with the Commission and is incorporated herein by reference as Exhibit 1.1.

                                      -2-

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Item 7.       Financial Statements and Exhibits.

       (c)    Exhibits

              Exhibit No.   Description

                     1.1 Underwriting Agreement dated as of July 24, 2002, by and among UBS, the Registrant and FHHLC *

                     4.1 Pooling and Servicing Agreement dated as of November 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

                     10.1 Mortgage Loan Purchase Agreement dated as of November 26, 2002, by and between FHHLC, as Seller, and the Registrant, as Purchaser

























* Previously filed with the Commission August 6, 2002, as Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)

                                      -3-

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                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FIRST HORIZON ASSET SECURITIES INC.



December 10, 2002           By: /s/ Wade Walker
                                ------------------------------------------------
                                 Wade Walker
                                 Senior Vice President - Asset Securitization

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                                INDEX TO EXHIBITS

Exhibit No.

       1.1 Underwriting Agreement dated as of July 24, 2002, by and among UBS, the Registrant and FHHLC*

       4.1 Pooling and Servicing Agreement dated as of November 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

       10.1 Mortgage Loan Purchase Agreement dated as of November 26, 2002, by and between FHHLC, as Seller, and the Registrant, as Purchaser





























       *      Previously filed with the Commission on August 6, 2002, as Exhibit
              1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)